EARNINGS/(LOSS) PER SHARE	6 Months Ended
Jun. 30, 2025
Earnings per share [abstract]
EARNINGS/(LOSS) PER SHARE	EARNINGS/(LOSS) PER SHARE
The following table presents an overview of the calculated basic and diluted earnings per share:

	For the three months ended June 30,		For the six months ended June 30,
In millions (except for share and earnings per share information)	2025	2024	2025	2024
Net income/(loss) attributable to equity holders of the Company	$18.2	$(3.7)	$152.8	$1.4
Basic weighted-average number of ordinary shares	555,400,923	505,249,607	554,697,448	483,672,684
Diluted weighted-average number of ordinary shares	560,798,983	505,249,607	560,361,095	486,601,577
Basic earnings/(loss) per share	$0.03	$(0.01)	$0.28	$0.00
Diluted earnings/(loss) per share	$0.03	$(0.01)	$0.27	$0.00
The Company incurred a net loss for the three months ended June 30, 2024, and therefore potentially dilutive shares outstanding of 6,044,026, related to restricted share units, performance share units, and stock options were excluded from the computation of diluted earnings per share for this period because their effects would have been anti-dilutive.
As of June 30, 2025 and 2024, potentially dilutive shares outstanding of 21,879 and 630,574, respectively, related to restricted share units, performance share units, and stock options were excluded from the computation of diluted earnings per share because their effects would have been anti-dilutive.
In addition, as of June 30, 2025 and 2024, potentially dilutive shares outstanding of 4,677,462 and 2,389,264, respectively, related to unvested performance share units and stock options were excluded from the computation of diluted earnings per share because issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period.